SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934





                                 Date of Report
                (Date of earliest event reported): June 16, 1997


                         PRIME RECEIVABLES CORPORATION
               (Originator of the Prime Credit Card Master Trust)

                             9111 Duke Boulevard
                           Mason, Ohio  45040-8999
                                (513) 573-2037


        Delaware                   31-1359594               0-21118

(State of Incorporation)         (IRS I.D. No.)      (Commission File Number)





______________________________________________________________________________




Item 5.	Other Events.

			NONE



Item 7.	Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.73     Settlement Statement of the Trust
                  for the period ended May 31, 1997
                  and the related distributions made
                  on June 16, 1997.







	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 							PRIME RECEIVABLES CORPORATION



Date:     June 25, 1997                 By: /s/  David W. Dawson
                                                 David W. Dawson,
                                                 Treasurer








                                   INDEX TO EXHIBITS


Exhibit                                                         Sequentially
Number                               Exhibit                    Numbered Page



28.73                Settlement Statement of the Trust
                     for the period ended May 31, 1997
                     and the related distributions made
                     on June 16, 1997.